UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2009

Structured Products Corp.

on behalf of

CorTS Trust for AFC Capital Trust I

(Exact name of registrant as specified in its charter)

Delaware	001-32094	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principa executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CorTS Trust for AFC Capital Trust I.

The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Underlying Securities Issuer(s) or Guarantor, or successor thereto	Exchange Act File Number
The Hanover Insurance Group, Inc. (formerly Allmerica Financial Corporation)	001-13754

The securities originally deposited in the CorTS Trust for AFC Capital Trust I were the 8.207% Capital Securities due February 3, 2027 issued by AFC Capital Trust I, which were payable from amounts received on the 8.207% Junior Subordinated Deferrable Interest Debentures issued by Allmerica Financial Corporation, now known as The Hanover Insurance Group, Inc. On July 30, 2009, The Hanover Insurance Group, Inc. liquidated AFC Capital Trust I and exchanged all outstanding 8.207% Capital Securities due February 3, 2027 for an equal principal amount of 8.207% Junior Subordinated Deferrable Interest Debentures due February 3, 2027. Accordingly, the Term Assets held in the CorTS Trust for

AFC Capital Trust I are the 8.207% Junior Subordinated Deferrable Interest Debentures due February 3, 2027 issued by The Hanover Insurance Group, Inc.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee's Report with respect to the August 17, 2009 Distribution Date for the CorTS Trust for AFC Capital Trust I

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:  /s/ Stanley Louie

________________________________

Name:	Stanley Louie
Title:	Authorized Signatory

August 17, 2009

EXHIBIT INDEX

Exhibit		Page
1	Trustee's Report with respect to the August 17, 2009 Distribution Date for the CorTS Trust for AFC Capital Trust I	5

Exhibit	1

To the Holders of:
CorTS Trust for AFC Capital Trust I
Allmerica 7.75% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:	22081N204	Class: A
*CUSIP:	22081NAA3	Class: B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for AFC Capital Trust I, hereby gives notice with respect to the Distribution Date of August 17, 2009 (the "Distribution Date") as follows:

1.

The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
A	$ 0.000000	$ 0.968750	$ 0.968750
B	$ 0.000000	$ 2.285000	$ 2.285000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.

$36,112,000 aggregate principal amount of The Hanover Insurance Group, Inc., formerly known as Allmerica Financial Corporation, 8.207% Series B Junior Subordinated Debentures due February 3, 2027 (the "Term Assets") are held for the above trust.

5.

At the close of business on the Distribution Date, 1,444,480 Class A Certificates representing $36,112,000 aggregate Certificate Principal Balance and $36,112,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.

The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

* The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.